UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8−K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 18, 2006

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8−K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act
(17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act
(17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act
(17 CFR 240.13e−4(c))

ITEM 7.01 Regulation FD Disclosure

On October 18, 2006, Southern Union Company (the “Company”) issued a press release to announce that it had priced $600 million of its fixed/floating rate 7.20% 2006 Series A Junior Subordinated Notes (the “Notes”) due November 1, 2066. The Company expects to use the proceeds from the sale of the Notes to retire the remainder of the bridge facility used to finance the acquisition of the former Sid Richardson Energy Services, now known as Southern Union Gas Services, and to repay indebtedness. The press release is filed herewith as Exhibit 99.1 to this Form 8−K/A.

ITEM 8.01 Other Events

On October 23, 2006, the Company entered into the Second Supplemental Indenture to the May 10, 1995 Indenture, pursuant to which the Notes will be issued. The Second Supplemental Indenture is filed herewith as Exhibit 4.1.

Separately, on October 23, 2006, the Company entered into a replacement capital covenant (the “Replacement Capital Covenant”) under which the Company promises and covenants to and for the benefit of Covered Debtholders (as defined in the Replacement Capital Covenant) that the Company will not redeem or repurchase all or any part of the Notes on or before October 31, 2036 except to the extent that the total redemption or repurchase price is equal to or less than the sum of 100% of the aggregate net cash proceeds received by the Company or its subsidiaries from non−affiliates during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Replacement Capital Securities (as defined in the Replacement Capital Covenant) (other than common stock) plus the applicable percentage of the aggregate net cash proceeds received by the Company or its subsidiaries from non−affiliates during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of common stock of the Company. A copy of the Replacement Capital Covenant, including schedules thereto, is filed herewith as Exhibit 4.2 to this Form 8−K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.  Description

4.1          The Second Supplemental Indenture to the Company’s May 10, 1995 Indenture pursuant to which the 7.20% 2006 Series A Junior Subordinated Notes Due 2066 will be issued.

4.2          Form of the 2006 Series A Junior Subordinated Notes Due 2066.

4.3          The Replacement Capital Covenant, dated as of October 23, 2006, by Southern Union Company, a Delaware corporation, in favor and for the benefit of each Covered Debtholder
                                  (as defined therein).

99.1        Company’s October 18, 2006, press release announcing the issuance of the 7.20% 2006 Series A Junior Subordinated Notes Due 2066.

This 8-K/A includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union’s Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date: October 24, 2006              /s/ Robert M. Kerrigan, III
  Name: Robert M. Kerrigan, III
  Title: Vice President, Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.              Description

4.1          The Second Supplemental Indenture to the Company’s May 10, 1995 Indenture pursuant to which the 7.20% 2006 Series A Junior Subordinated Notes Due 2066 will be issued.

4.2         Form of the 2006 Series A Junior Subordinated Notes Due 2066.

4.3         The Replacement Capital Covenant, dated as of October 23, 2006, by Southern Union Company, a Delaware corporation, in favor and for the benefit of each Covered Debtholder
                                (as defined therein).

99.1        Company’s October 18, 2006, press release announcing the issuance of the 7.20% 2006 Series A Junior Subordinated Notes Due 2066.